SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 6, 1997



FLIR SYSTEMS, INC.
(exact name of registrant as specified in its charter)

Oregon                                  0-21918                    93-0708501
(State or other jurisdiction of        (Commission              (IRS Employer
incorporation or organization)         File Number)          Identification No.)


16505 S.W. 72nd Avenue, Portland, Oregon                       97224
(Address of principal executive offices)                     (zip code)

Registrant's telephone number, including area code: (503)684-3731

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

Item 5. Other Events
        ------------

     FLIR Systems, Inc. ("FLIR") has entered into a Combination Agreement dated as of October 6, 1997 (the "Combination Agreement") with Spectra-Physics AB, a corporation organized under the laws of Sweden ("Spectra"), Spectra-Physics Holdings S.A., a corporation organized under the laws of France, Spectra-Physics Holdings GmbH, a corporation organized under the laws of Germany, Spectra-Physics Holdings Plc, a public limited company organized under the laws of the United Kingdom ("Spectra UK"), Pharos Holdings, Inc., a corporation organized under the laws of the state of Delaware ("Spectra USA"). The Combination Agreement provides for the acquisition by FLIR of all of the outstanding shares of capital stock of AGEMA Infrared Systems AB, a corporation organized under the laws of Sweden ("AGEMA Sweden"), AGEMA Infrared Systems Limited, a corporation organized under the laws of the United Kingdom (AGEMA UK"), AGEMA Infrared Systems Ltd., a corporation organized under the laws of Canada ("AGEMA Canada") and AGEMA Infrared Systems, Inc., a Delaware corporation ("AGEMA USA") in exchange for a total of 4,162,000 shares of common stock ("Common Stock") of FLIR (the "FLIR Stock").

     AGEMA Sweden designs, manufactures and markets thermal imaging systems worldwide for a wide variety of applications in commercial and industrial markets. AGEMA Canada, AGEMA UK and AGEMA USA own and operate sales and service offices for AGEMA Sweden in Canada, the United Kingdom and the United States, respectively.

     Subject to the terms and conditions of the Combination Agreement, including the approval of the issuance of the FLIR Stock by FLIR's shareholders at a special meeting expected to be held in December 1997 (the "Special Meeting"), FLIR will: (i) acquire all of the outstanding shares of capital stock of AGEMA Sweden from Spectra in exchange for 3,912,280 shares of Common Stock and $100.00 in cash; (ii) acquire all of the outstanding shares of capital stock of AGEMA Canada from Spectra in exchange for 41,620 shares of Common Stock and $30.00 in cash; (iii) acquire all of the outstanding shares of capital stock of AGEMA UK from Spectra UK in exchange for 183,128 shares of Common Stock and $20.00 in cash and (iv) acquire all of the outstanding shares of capital stock of AGEMA USA from Spectra USA in exchange for 24,972 shares of Common Stock. Each of the acquisitions will be effected simultaneously, and none of the acquisitions will be effected unless all are effected.

     It is expected that the acquisition of AGEMA USA will constitute a tax-free reorganization for federal income tax purposes. The acquisitions of AGEMA Sweden, AGEMA UK and AGEMA Canada will be taxable transactions to FLIR for federal income tax purposes to the extent of the cash consideration paid by FLIR in such acquisitions. The transaction is expected to be accounted for as a purchase. The parties to the Combination Agreement are required to file notifications under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, but are not aware of any other regulatory approvals required to consummate the acquisitions.

     If the issuance of the FLIR Stock is approved at the Special Meeting and the acquisitions are consummated, AGEMA Sweden, AGEMA UK, AGEMA Canada and AGEMA USA will each become a wholly owned subsidiary of FLIR, and Spectra and its affiliates will own approximately 43 percent of the shares of Common Stock issued and outstanding after the Combination. In addition, four people designated by Spectra will serve on FLIR's nine person Board of Directors. As a result of their stock ownership position and Board representation, Spectra and its affiliates will be able to significantly influence the direction and policies of FLIR, the election of the FLIR Board and the outcome of any other matter requiring shareholder approval, including any merger, consolidation, sale of substantially all of the assets of FLIR or other change of control transaction.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        (a)   Financial Statements of Business Acquired

              Not applicable

        (b)   Pro forma financial information

              Not applicable

        (c)   Exhibits

        Number     Description
        ------     -----------
        2.1        Combination Agreement dated as of October 6, 1997 by and
                   among FLIR Systems, Inc., Spectra-Physics AB, a corporation organized under the laws of Sweden, Spectra-Physics Holdings
                   S.A., a corporation organized under the laws of France,
                   Spectra-Physics Holdings GmbH, a corporation organized under the laws of Germany, Spectra-Physics Holdings Plc, a public limited company organized under the laws of the United
                   Kingdom and Pharos Holdings, Inc., a corporation organized under the laws of the state of Delaware (Exhibits and
                   schedules to the Combination Agreement have been omitted.
                   Such exhibits and schedules will be furnished to the
                   Commission upon request)

        10.1       Form of Executive Employment Agreement dated as of May 5,
                   1997 (Robert P. Daltry and J. Kenneth Stringer III)

        10.2       Form of Executive Employment Agreement dated as of May 5,
                   1997 (James A. Fitzhenry, J. Mark Samper, William N.
                   Martin and Steven R. Palmquist)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FLIR SYSTEMS, INC.
                                            (Registrant)



DATE: October 23, 1997                      /s/ J. Mark Samper
                                            ---------------------
                                            J. Mark Samper
                                            Vice President and
                                            Chief Financial Officer

                               INDEX TO EXHIBITS

Number        Description
------        -----------
2.1           Combination Agreement dated as of October 6, 1997 by and among
              FLIR Systems, Inc., Spectra-Physics AB, a corporation organized under the laws of Sweden, Spectra-Physics Holdings S.A., a corporation organized under the laws of France, Spectra-Physics
              Holdings GmbH, a corporation organized under the laws of Germany,
              Spectra-Physics Holdings Plc, a public limited company organized under the laws of the United Kingdom and Pharos Holdings, Inc., a corporation organized under the laws of the state of Delaware
              (Exhibits and schedules to the Combination Agreement have been omitted. Such exhibits and schedules will be furnished to the
              Commission upon request)

10.1          Form of Executive Employment Agreement dated as of May 5, 1997
              (Robert P. Daltry and J. Kenneth Stringer III)

10.2          Form of Executive Employment Agreement dated as of May 5, 1997
              (James A. Fitzhenry, J. Mark Samper, William N. Martin and Steven
              R. Palmquist)